                                                                    EXHIBIT 10.1
                                                                    ------------

                               PURCHASE AGREEMENT
                               ------------------

     PURCHASE AGREEMENT (this "Agreement"), dated as of May 11, 2004 (the "Effective Date"), by and between GSV, Inc., a Delaware corporation (the
"Company"), and D. Emerald Investments Ltd., an Israeli corporation (the "Investor").

                                   WITNESSETH:
                                   -----------

     WHEREAS, the Investor desires to purchase (i) a two-year 8% convertible promissory note in the principal amount of $200,000 (the "Convertible Note"), and (ii) a warrant to purchase up to 1,142,857 shares ("Shares") of common stock, par value $.001 per share ("Common Stock"), of the Company, at a price of $.70 per share (the "Warrant"; and together with the Convertible Note, the "Securities") from the Company and the Company desires to sell the Securities to the Investor, subject to the terms and conditions set forth in this Agreement; and

     WHEREAS, the Convertible Note and the Warrant will have the terms and conditions set forth in the forms of Convertible Note and Warrant attached to this Agreement as Exhibit A and Exhibit B, respectively.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Sale and Purchase; Closing

          (a) Effective as of the Effective Date, the Company hereby sells, transfers, conveys and delivers to the Investor, and the Investor hereby purchases and receives from the Company, the Securities.

          (b) Contemporaneously with the execution and delivery of this Agreement, (i) the Investor is delivering to the Company the sum of $200,000 as the full purchase price for the Convertible Note and the Warrant, by check or wire transfer, (ii) the Company and the Investor are executing the Convertible Note and delivering same to the Company, and (iii) the Company is executing and delivering the Warrant to the Investor.

          (c) To secure the Company's obligations under the Convertible Note, at the Closing (as defined below) the Investor shall receive the following security agreements (the "Security Agreements", which term shall include any modifications or replacements thereof) granting security interests in or other liens on the following collateral and all proceeds (the "Collateral"):

               (i) a Pledge Agreement from Polystick U.S. Corporation ("Polystick"), granting a security interest in 200,000 shares of Series B Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock") (being 13.33 percent (13.33%) of the issued and outstanding Preferred Stock) of the Company, in the form attached hereto as Exhibit C; and

               (ii) a Guaranty Agreement from Polystick in the form attached hereto as Exhibit D.

     The Company shall file, or cause to be filed, at the Company's sole cost and expense, any and all financing statements and other similar documents as may be required under applicable law in order to perfect or maintain the perfection of the Investor's security interest in or other lien on the Collateral under the Security Agreements.

          (d) The closing for the purchase and sale of the Securities shall take place by email and regular mail on May 11, 2004 ("Closing"). All acts, deliveries and confirmations comprising the Closing regardless of chronological sequence shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of same shall have occurred.

          (e) At the Closing the Company shall deliver to the Investor, among other things, the following documents:

               (i) Copy of a resolution of the Company's board of directors approving the Company's execution of this Purchase Agreement and the issuance of the Convertible Note and the Warrant to the Investor.

               (ii) Validly issued Convertible Note and the Warrant.

               (iii)Validly executed Security Agreements.

               (iv) Validly executed Voting Agreement  pursuant to provisions of
                    Section 4(b) below.

     2. Representations and Warranties of the Company

          The Company hereby represents, warrants and agrees to and with the Investor as follows:

          (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. The rights, preferences, privileges and restrictions granted to or imposed upon the Shares, and the holders thereof are as set forth in the Company's Certificate of Incorporation and Certificates of Amendment thereof, Certificate of Merger and Amended and Restated By-laws, true and complete copies of which have been delivered to Investor and are attached as Exhibit E hereto.

          (b) Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Convertible Note and the

Warrant, and the performance of all obligations of the Company hereunder and thereunder, has been taken. This Agreement, the Convertible Note and the Warrant constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          (c) Capitalization. The authorized capital of the Company is as set forth in the Company's annual report on Form 10-KSB for the year ended December 31, 2003 attached hereto as Exhibit F. All of the outstanding shares of Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable, and were issued in compliance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act"), any applicable state securities laws, or in each case pursuant to valid exemptions therefrom. Except for the Warrant and the Convertible Note to be issued and delivered pursuant to this Agreement, since the date of filing of the Company's annual report on Form 10-KSB, the Company has not issued any options, warrants, rights (including conversion or preemptive rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any securities of the Company.

          (d) No Consents. The execution and delivery of this Agreement, the Convertible Note and the Warrant, and the issuance of the Shares upon the exercise of the Warrant and/or the conversion of the Convertible Note in accordance with the terms thereof, and the compliance by the Company with the provisions hereof or thereof (i) are not and will not be inconsistent with the Company's Certificate of Incorporation (as amended) or the Company's Amended and Restated Bylaws, (ii) do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and (iii) do not and will not contravene any provision of, or constitute a default under any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound, or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person.

          (e) Common Stock. All shares of Common Stock that may be issued (i) upon the conversion of the Convertible Note; (ii) in respect of interest payments on the Convertible Note; and/or (iii) upon the exercise of the Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens, claims, encumbrances and rights whatsoever except for restrictions on transfer provided for in the Convertible Note and the Warrant and under applicable federal and state securities laws.

          (f) No Broker fees. No agent or broker or any person acting in similar capacity is or will be entitled to any broker's or finder's fee or any other similar commission or fee in connection with the transactions contemplated hereby.

     3. Representations and Warranties of Investor

        The Investor hereby represents, warrants and agrees to and with the Company as follows:

          (a) Organization, Good Standing. The Investor is a corporation duly organized, validly existing and in good standing under the laws of Israel.

          (b) Authorization. All corporate action on the part of the Investor, its officers, directors and stockholders, necessary for the authorization, execution and delivery of this

Agreement, and for the authorization and execution of the Convertible Note and the performance of all obligations of the Investor hereunder and thereunder has been taken. The Agreement and the Convertible Note constitute valid and legally binding obligations of the Investor, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          (c) Disclosure of Information. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities, as well as the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

          (d) Accredited Investor. The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development, is able to fend for itself, can bear the economic risk of this investment, is able, without materially impairing its financial condition, to hold the Securities and the Common Stock for an indefinite period of time and to suffer complete loss of its investment.

          (e) Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon its representation to the Company, which by the Investor's execution of this Agreement, the Investor hereby confirms, that the Securities and the Common Stock (which may be issued upon conversion of the Convertible Note and/or in respect of interest payments thereon and/or upon exercise of the Warrant) to be acquired by it will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

          (f) Information. The Investor has not received an offering memorandum or similar document in connection with the purchase of the Convertible Note and the Warrant and has not received, nor has it requested, nor does it need to receive, any such memorandum or similar document. The Investor is aware that the Company's Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act") and that Company's most recent filings with and submissions to the U.S. Securities and Exchange Commission (the "Commission") can be obtained at the Commission's website, http://www.sec.gov. The Convertible Note and the Warrant are not being acquired by the Investor as a result of receiving from the Company any material information concerning the Company that has not been publicly disclosed.

          (g) No Public Market. The Investor understands that no public market now exists for the Securities and that the Company has made no assurances that a public market will ever exist for the Securities.

          (h) Restricted Securities. The Company represents and the Investor understands that neither the Securities nor the underlying Common Stock have been, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor's representations as expressed herein. The Investor understands that the

Securities and the underlying Common Stock are "restricted securities" under applicable U.S. federal and state securities laws and regulations, and that pursuant to these laws, the Investor must hold the Securities and the underlying Common Stock indefinitely unless they are registered with the Commission and qualified by state securities authorities or an exemption from such registration and qualification requirements is available, including Regulation S under the Securities Act. The Investor acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities and/or Common Stock, and requirements relating to the Company that are outside of the Investor's control and that the Company is under no obligation, and may not be able, to satisfy.

          (i) Legends. It is understood that the Convertible Note, the Warrant and the Common Stock issuable upon conversion of the Convertible Note and/or in respect of interest payments on the Convertible Note and/or upon exercise of the Warrant, and any securities issued in respect thereof or exchange therefor, may bear the following legend and any legend required by the Blue Sky laws of any state of the United States to the extent such laws are applicable to the shares represented by the certificate so legended:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE DISTRIBUTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND LAWS."

     4. Board of Directors.

          (a) Right to Board Seat. If the Investor exercises the Warrant in full and converts the Convertible Note in full, then, at the Investor's request, the Company shall cause its Board of Directors to appoint a person designated by the Investor to the Company's Board of Directors and, in addition, for so long as the Investor holds at least eighty-five percent (85%) of the Common Stock issued upon such exercise and conversion, to nominate such person (or a different person designated by the Investor) to be re-elected to the Company's Board of Directors in connection with any meeting of the stockholders of the Company at which directors are to be elected.

          (b) Voting Agreement. At the Closing, the Investor and Polystick will enter into a voting agreement in the form attached hereto as Exhibit G, pursuant to which Polystick will agree to vote its shares of the Preferred Stock in favor of a nominee designated by the Investor in any election of directors occurring while the Investor has a right to nominate a board member pursuant to Section 4(a) above.

     5. Registration Rights.

          (a) Required Registration. Within One Hundred and Twenty (120) days of the exercise of the Warrant and/or conversion of the Convertible Note for an aggregate of at least 428,572 Shares (subject to adjustment for dilutive events as set forth in the Warrant and the

Convertible Note), the Company shall prepare and file with the Commission, on one occasion, at the sole cost and expense of the Company, a registration statement on an appropriate form covering the sale of the Shares (the "Registration Statement") and such other documents, including a prospectus, as may be necessary (in the opinion of both counsel for the Company and counsel for the Investor), in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of the Shares by the Investor. The Company shall use its best efforts to cause the Registration Statement to become effective under the Securities Act, so as to permit a public offering and sale of the Shares by the Investor thereof. Once effective, the Company will use its best efforts to maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Shares have been sold, or (ii) the date that the Investor receives an opinion of counsel to the Company that all of the Shares may be freely traded (without limitation or restriction as to quantity or timing and without registration under the Act) under Rule 144(k) promulgated under the Securities Act or otherwise. In connection with any registration under this Section 5(a), the Company shall file the Registration Statement as expeditiously as possible and shall use its commercially reasonable best efforts to have such Registration Statement declared effective at the earliest possible time.

          (b) Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders) any of its stock or other securities under the Securities Act in connection with a public offering of such securities solely for cash other than a registration on Form S-8 or S-4 (or successor forms), the Company shall, at such time, promptly give the Investor written notice of such registration. Upon the written request of the Investor given within twenty (20) days after receipt of such notice by the Investor, the Company shall, except as set forth below, use its best efforts to cause to be registered under the Securities Act all of the then-outstanding Shares that the Investor has requested to be registered and which are not already included in a Registration Statement filed with the Commission. In connection with any offering involving an underwriting, the Company shall not be required to include the Investor's Shares in such underwriting unless the Investor accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. In the event that the underwriters advise the Company that marketing factors require a limitation of the number of shares to be underwritten, the Company and the underwriters shall allocate the number of securities requested to be registered by the Company, the Investor and any other holders of Company securities as follows: (i) first, to the Company; and (ii) second, to the Investor, and (iii) third, to the other holders of Company securities that have elected to participate in such offering, pro rata among such holders. The Company shall have no obligation under this Section 5(b) to make any offering of its securities, or to complete an offering of its securities that it proposes to make or to complete the registration of any of the Shares if it does not complete the offering of the securities it proposes to make, and shall incur no liability to the Investor for its failure to do so.

          (c) Company Obligations. The Company covenants and agrees as follows: in connection with any registration under this Section 5, (a) the Company shall furnish the Investor such number of prospectuses as shall reasonably be requested; (b) the Company shall pay all costs, fees, and taxes in connection with any Registration Statement filed pursuant to this Section 5, including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses, but excluding the Investor's legal and accounting fees and any underwriting discounts or commissions related to the Investor's Shares included in the Registration Statement; (c) the Company will take all necessary action which may be required in qualifying or registering the Shares included in the Registration Statement for offering and sale under the securities or blue sky laws of such states of the United States as are reasonably requested by the Investor (provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified).

          (d) Investor Obligations. The Investor covenants and agrees as follows: (a) to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder, and for so long as the Company is obligated to keep the Registration Statement effective, the Investor will provide to the Company, in writing, for use in the Registration Statement, all information regarding the Investor, the Shares held by it, the intended method of distribution of the Shares and such other information as may be reasonably necessary to enable the Company to prepare the Registration Statement and prospectus covering the Shares and to maintain the currency and effectiveness thereof, (b) to use reasonable efforts to cooperate with the Company in responding to comments of the staff of the Commission and state securities regulators relating to the Investor, (c) on notice from the Company that the Registration Statement or prospectus requires correction to avoid a potential misstatement or omission therein or that the Commission or a state securities regulator has issued a stop order suspending use of the prospectus, the Investor shall cease offering or distributing the Shares until such time as the Company notifies such the Investor that offering and distribution of the Shares may recommence. The Company will use its commercially reasonable best efforts to correct any such potential misstatement or omission or to cause the Commission or state regulator to lift the stop order.

          (e) Indemnification by the Company. The Company shall indemnify the Investor, upon determination by a court of competent jurisdiction against all loss, claim, damage, expense or liability (each a "Claim"), including all expenses reasonably incurred in investigating, preparing or defending against any Claim whatsoever, to which the Investor may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or prospectus. Notwithstanding anything to the contrary contained herein, the Company's indemnification obligation under this
Section 5(e): (A) shall not apply with respect to (1) a Claim arising out of or based upon an untrue statement or omission contained in any Registration Statement or prospectus that was made in reliance upon and in conformity with written information provided by or on behalf of the Investor specifically for use or inclusion in the Registration Statement or any prospectus, (2) any prospectus used by the Investor after such time as the Company advised the Investor in writing that the filing of a post-effective amendment or supplement thereto was required, except the prospectus as so amended or supplemented, or
(3) any prospectus used by the Investor after such time as the obligation of the Company hereunder to keep the Registration Statement effective and current has expired; and (B) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

          (f) Indemnification by the Investor. The Investor shall indemnify the Company, upon determination by a court of competent jurisdiction against all Claims, including all expenses reasonably incurred in investigating, preparing or defending against any Claim whatsoever, to which the Company may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement or prospectus in each case to the extent (and only to the extent) that the misstatement or omission was included in the Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement or is triggered by the failure by the Investor to give such written information to the Company; provided, however, that the indemnity agreement contained in this Section 5(f) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld.

     6. Miscellaneous.

          (a) Expenses. The Company will pay the fees and expenses of its counsel and the Investor's counsel in connection with the transactions contemplated by this Agreement. Each of the Company and the Investor shall be responsible for their respective expenses relating to due diligence and any other expenses incurred by them in connection with the transactions contemplated by this Agreement, except as otherwise expressly provided in this Agreement, the Convertible Note, the Security Agreements and Exhibits thereto.

          (b) Further Assurances. The parties to this Agreement agree to execute and deliver any and all papers and documents that may be necessary to carry out the terms of this Agreement.

          (c) Entire Agreement. Except as otherwise provided in this Agreement, this Agreement, the Convertible Note and the Warrant contain the entire agreement among the parties hereto and there are no agreements, representations or warranties that are not set forth herein. This Agreement may not be amended, revised, terminated or waived except by an instrument in writing signed and delivered by the party to be charged therewith.

          (d) Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the successors of the respective parties hereto. The Investor may assign and transfer all or part of its rights under this Agreement to any third party, provided that the Investor may not assign its rights under
Section 4 hereof without the prior written consent of the Company, except to an affiliate of the Investor.

          (e) Governing Law and Jurisdiction. This Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (v) agrees that service of process upon it mailed by certified mail to its address set forth in Section 6(f) below will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

          (f) Notices. All notices, consents, requests, demands and other communications herein shall be in writing and shall be deemed duly given to any party or parties (a) upon delivery to the address of the party or parties as specified below if delivered in person or any courier or if sent by certified or registered mail (return receipt requested); or (b) upon dispatch if transmitted by confirmed telecopy or other means of confirmed facsimile transmissions, in each case as addressed as follows:

          If to the Company:

          GSV, Inc.
          191 Post Road West
          Westport, Connecticut  06880
          Attn.:  Mr. Gilad Gat
          Fax:  (203) 221-2691

          With a copy to:

          Davis & Gilbert LLP
          1740 Broadway
          New York, New York 10019
          Attn: Ralph W. Norton, Esq.
          Fax: (212) 974-6969

          If to the Investor:

          D. Emerald Investments Ltd.
          85 Medinat Ha-Yehudim
          Herzeliya, Israel
          Attn.: Mr. Roy Harel
          Fax: (972)-9-9589074

          With a copy to:

          Kantor, Elhanani, Tal & Co.
          Mozes House
          74-76 Rothschild Blvd.
          Tel-Aviv Israel  65785
          Attention: Adv. Dana Yagur
          Fax: (972)-3-7140401

The parties hereto may designate such other address or facsimile number by written notice in the aforesaid manner.

          (g) Survival of Representations and Warranties. The representations, warranties and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder and shall in no way be affected by any investigation of the subject matter thereof by or on behalf of the Investor or the Company.

          (h) Severability. In the event any provision of this Agreement is found to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this

Agreement shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted.

          (i) Counterparts. This Agreement may be signed in two counterparts, each of which shall be an original and both of which together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                      [Signatures appear on following page]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                        GSV, INC.


                                        By:
                                            -------------
                                            Name: Gilad Gat
                                            Title: Chief Executive Officer and
                                                    President


                                        D. EMERALD INVESTMENTS LTD.


                                        By:
                                            -------------
                                            Name: Roy Harel
                                            Title: Manager